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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                             Reported):June 22, 1998



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-49015                     13-3836437
          --------                   ---------                     ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



  245 Park Avenue
  New York, New York                                                10167
  ------------------                                                -----
  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the American Residential Home Equity Loan Trust, Series 1998-1 Asset-Backed Certificates (the "Offered Certificates"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter") has prepared certain materials (the "Series Term Sheet" including the
"Computational Materials") for distribution to their potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Term Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure;
decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Series Term Sheet including Computational Materials, filed on Form 8-K dated June 22, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.


                                           By:  /s/ Jonathan Lieberman
                                               ______________________________
                                                 Name:  Jonathan Lieberman
                                                 Title:  Vice President

Dated:  June 22, 1998


Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1              The Series Term Sheet including Computational Materials,   6
                  filed on Form 8-K dated June 22, 1998